UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-22533

     Duff & Phelps Utility and Infrastructure Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

        Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kathryn Santoro, Esq. Duff & Phelps Utility and Infrastructure Fund Inc. One Financial Plaza Hartford, CT 06103-2608	Adam D. Kanter, Esq. Mayer Brown LLP 1999 K Street, NW Washington, DC 20006-1101

(Name and address of agents for service)

Registrant’s telephone number, including area code:  866-270-7598

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2026

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Duff & Phelps Utility and Infrastructure Fund Inc.

Semi-Annual Report
April 30, 2026

Fund Distributions and Managed Distribution Plan: In June 2015, the Board of Directors (the “Board”) of Duff &  Phelps Utility and Infrastructure Fund Inc. (“DPG” or the “Fund” ) adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to continue to make a monthly distribution on its common stock of 7.0 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution rate that has been approved by the Board.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Plan.
Whenever a monthly distribution includes a capital gain or return of capital component, the Fund provides you with a written statement indicating the sources of the distribution and the amount derived from each source.
The amounts and sources of distributions reported monthly in statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value or widening an existing trading discount.
The Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dpg under the “Dividend and Distributions” tab. The tax characterization of the Fund’s historical distributions can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

JUNE 11, 2026
Dear Fellow Shareholders:
Distribution Increase: At its June meeting, the Fund’s Board of Directors (the Board) approved a 7.1% increase in the Fund’s distribution to 7.5 cents per share monthly, or 90 cents per share on an annual basis, effective with the July 2026 distribution that will be paid in early August.  This rate is equal to 6.0% of the April 30, 2026 closing price of $14.93 per share.  Prior to this, the Fund declared six regular monthly distributions in the first half of the 2026 fiscal year at a rate of 7.0 cents per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.
New Benchmark: Effective May 1, 2026, the Fund adopted a new primary benchmark, the FTSE Developed Core Infrastructure Index (Index). The benchmark was changed because the Index is a good reflection of the sectors in which the Fund invests and because the Index is anticipated to be more easily accessible and understandable than the previous benchmark (the Composite Index) which was a composite of five separate indices, including one custom index. The Index should also allow for more streamlined comparison and classification for shareholders and advisors. Performance over various periods for the Index and the previous Composite Index is shown in the table following this letter.
Performance Review: For the six months ended April 30, 2026, on a net asset value (NAV) basis, the Fund’s total return (income plus change in the Fund’s NAV) was 22.1% and its market value total return (income plus change in the Fund’s market price) was 18.4%, compared to the 15.3% return of the Index and the 14.0% return of the Composite Index. The Composite Index is composed of the MSCI USA Utilities Index (net), the MSCI World ex USA Utilities Index (net), the Alerian US Midstream Energy Index, the FTSE All-World Telecommunications Index, and the MSCI World Core Infrastructure Selected GICS Index, with each index weighted to reflect the sector allocation of the Fund. The Fund’s five-year annualized total return on a NAV basis was 13.0% through April 30, 2026, above the Index and in line with the Composite Index which had a 7.2% annualized total return and a 13.2% annualized total return for that same period, respectively. On a market value basis, the Fund had a five-year annualized total return of 10.1% through April 30, 2026.
Sector Performance: Domestic utilities played their traditional defensive role in equity markets as the Iranian conflict heated up. However, over the six months ending April 30, 2026, they performed almost in line with the S&P 500 Index and lagged the Fund’s other sectors. Artificial Intelligence (AI) continues to dominate utility investors’ interest, and those companies with exposure to AI-led growth were generally the best performers. Utilities in regions with deteriorating regulatory outlooks or growing concerns over utility bill affordability were among the worst performers. International utilities did surprisingly well during the period, following on the heels of robust performance during the previous year.  International utilities are a diverse group, and many benefited from improved views around regulatory certainty and future growth.
Transportation infrastructure companies as a group did well during the period.  Airports declined with the outbreak of hostilities in the Middle East due to concerns around jet fuel pricing and availability, and potential air traffic declines, but their stocks partly recovered as of the end of the period.  Railroads in North America benefitted from increased efficiencies, a small rebound in volume growth, and from anticipation that volumes could continue to increase as rail transportation improves its attractiveness compared to trucking.

Midstream energy holdings, driven by rising energy prices, outperformed the Fund’s other sectors during the period. The conflict in the Middle East and disruptions in the Strait of Hormuz took substantial production capacity offline throughout the region. Futures pricing for energy rose and, in some cases, spot physical prices rose even more. Even following a potential resolution to the conflict, it is expected that restoring supply to pre-conflict levels will require several months, and potentially a good deal longer.
Impact of the Middle East Conflict: The conflict in Iran significantly influenced energy markets during the first half of the fiscal year. The closure of the Strait of Hormuz in early March 2026 shut off approximately 20% of the world’s seaborne crude oil and liquefied natural gas (LNG) flows, precipitating a supply shock and driving WTI (West Texas Intermediate) crude prices from $65 per barrel in late February 2026 to over $100 per barrel by April 30, 2026.
In the natural gas sector, repercussions were especially pronounced for Europe and Asia. The suspension of Qatari LNG exports, combined with historically low European natural gas storage levels following a season of severe winter weather, caused European (Dutch TTF) natural gas prices to nearly double by mid-March. Higher natural gas prices increased electricity prices in Europe at the margin, although many countries benefitted from extensive renewable generation.  Asian LNG importers also rely on Qatari LNG exports and compete with Europe, to some extent, for incremental LNG cargoes.  U.S. LNG exporters with excess capacity benefited from increased demand and elevated global gas prices.
Entering 2026, our approach to the energy sector was cautious due to concerns about potential oversupply in global crude oil and natural gas markets. Looking ahead, even if geopolitical tensions resolve quickly, we anticipate a structurally higher floor for both global oil and natural gas prices. Efforts by buyers in Asia and Europe to diversify energy supplies are expected to provide ongoing incremental support for U.S. and Canadian energy export projects—including crude oil, natural gas liquids (NGLs), and LNG—and may underpin robust production activity across North America.
The anticipated higher production and a firmer commodity backdrop add to the growth profile expectations of the midstream energy sector in the U.S., which was already well supported by export demand and the expansion of natural gas infrastructure. Although midstream energy valuations have increased over the past couple of years, we believe enhanced visibility into volume and cash flow growth should help to support these levels in the foreseeable future.
Share Repurchase Plan: At its June 2026 meeting, the Board authorized the continuation of the Fund’s share repurchase plan through June 30, 2027. Under the plan, the Fund is authorized to purchase up to 5% of its outstanding shares as of June 30, 2026 on a discretionary basis.  The plan seeks to enhance shareholder value by enabling the Fund to purchase its shares in the open market at a discount to NAV, which is intended to result in incremental accretion to the Fund’s NAV.  In the first six months of the 2026 fiscal year, the Fund purchased 655,008 shares, or 1.78% of its shares as of June 30, 2025, at an average price of $13.83 per share.  The share purchases had a positive 3.0 cents per share impact on the Fund’s NAV over the past six months.

Board of Directors Meeting: At the regular March and June 2026 meetings, the Board declared the following monthly distributions:
Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
7.0	April 30	May 11	7.5	July 31	August 10
7.0	May 29	June 10	7.5	August 31	September 10
7.0	June 30	July 10	7.5	September 30	October 13
The Impact of Leverage on the Fund: The use of leverage enables the Fund to borrow at short-term rates and invest at potentially higher yields on equity holdings.  As of April 30, 2026, the Fund’s leverage consisted of $35 million of floating rate preferred stock and $125 million of floating rate debt.  On that date, the total amount of leverage represented approximately 21% of the Fund’s total assets.  As outlined in Notes 7 and 8 to the Fund’s financial statements, the Fund’s borrowings and preferred shares pay interest and dividends based on the three-month term Secured Overnight Financing Rate (“SOFR”) rate and Overnight Bank Funding Rate (“OBFR”), respectively, and rising interest rates increase the cost of the Fund’s leverage.
The amount and type of leverage used by the Fund is presented to the Board and reflects the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage.  In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock.  The use of leverage may  benefit the Fund when equity valuations are rising and conversely, may adversely impact the Fund when equity valuations are falling.
If interest rates were to rise in the future, this would generally have a negative impact on income-oriented investments.  The negative impact could be mitigated, to some extent, by relative sector performance or if improved growth accompanied the rising rates, However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged funds holding income-oriented equities, including the Fund.
The amount and type of leverage employed by the Fund can be modified or eliminated at any time due to the need to meet asset coverage requirements of the leverage or if the Board came to view the long-term expected benefits of the leverage less favorably.
Managed Distribution Plan: As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the Plan) pursuant to which the Fund will make a monthly distribution at a rate of 7.5 cents per share.  As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains.  During the most recent fiscal period, the Plan did not have a material impact on the Fund’s investment strategy.  Refer to the financial highlights and income tax information section in this report for further information about the Fund’s distributions and its effect on net asset value.
Visit us on the Web—You can obtain more information about the Fund, including the most recent shareholder financial reports and distribution information, at our website, www.dpimc.com/dpg.  We appreciate your interest in Duff & Phelps Utility and Infrastructure Fund Inc., and we will continue to do our best to be of service to you.
Eric Elvekrog, CFA, CPADavid D. Grumhaus, Jr.
Vice President & Chief Investment OfficerPresident and Chief Executive Officer

Certain statements in this report are forward-looking statements.  Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments.  The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report.  Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors.  The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Total Return[1] For the period indicated through April 30, 2026
	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
Duff & Phelps Utility and Infrastructure Fund Inc.
Market Value[2]	18.4%	30.1%	10.1%	8.7%
Net Asset Value[3]	22.1%	33.2%	13.0%	8.1%
Composite Index[4]	14.0%	25.9%	13.2%	9.0%
FTSE Developed Core Infrastructure Index (net)	15.3%	20.6%	7.2%	8.4%
MSCI USA Utilities Index (net)[4]	5.9%	20.4%	9.6%	9.2%
Alerian US Midstream Energy Index[4]	35.0%	33.1%	28.0%	N/A
FTSE All-World Telecommunications Index[4]	23.2%	46.9%	9.4%	6.7%
MSCI World Core Infrastructure Selected GICS® Index[4]	12.0%	20.7%	4.7%	N/A
MSCI World ex USA Utilities Index (net)[4]	21.7%	36.5%	10.6%	9.4%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value assumes a purchase of common stock at the closing market price of the last business day of the prior period and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan.
Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

[3]
Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed within the Financial Highlights section of this report)
reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV.
Source: Administrator of the Fund.

[4]
The Composite Index is a composite of the returns of the Alerian US Midstream Energy, MSCI USA Utilities (net), MSCI
World ex USA Utilities, MSCI World Core Infrastructure Selected GICS (net), and FTSE All-World Telecommunications
Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of month market values. The
MSCI World Core Infrastructure Selected GICS Index (net) incepted on November 1, 2020, and thus does not have five- and ten-year return information. The Alerian US Midstream Energy Index was launched June 25, 2018 and therefore does not have ten-year return information. Prior to November 1, 2018, the Composite Index was a composite of the returns of the
Alerian MLP, MSCI USA Utilities, MSCI World ex USA Utilities (net), and MSCI World Telecom Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of month market values. The November 1, 2018 change in the indices comprising the Composite Index was discussed in the 2018 Annual Report. The indices are calculated on a total return basis, net of foreign withholding taxes, with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI and Morningstar Direct.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS
April 30, 2026
(Unaudited)
($ reported in thousands)

Shares	Description	Value
Common Stocks—117.8%
	◼ Airport Services—3.4%
480,000	Aena SME S.A. (Spain)(1)	$13,092
11,000	Flughafen Zurich AG Registered Shares (Switzerland)(1)	3,120
43,000	Grupo Aeroportuario del Centro Norte SAB de C.V. ADR (Mexico)	4,558
		20,770
	◼ Construction & Engineering—2.0%
257,000	GEK TERNA S.A. (Greece)	12,325
	◼ Data Center REITs—1.2%
6,400	Equinix, Inc. (1)	6,930
	◼ Electric Utilities—1.3%
166,000	FirstEnergy Corp. (1)	7,888
	◼ Electric, Gas and Water—68.8%
149,390	Alliant Energy Corp. (1)	10,970
125,660	Ameren Corp. (1)	14,281
154,000	American Electric Power Co., Inc. (1)	21,115
90,800	Atmos Energy Corp. (1)	17,250
438,097	CenterPoint Energy, Inc. (1)	19,123
119,500	CMS Energy Corp. (1)	9,171
112,000	DTE Energy Co. (1)	16,989
221,300	Duke Energy Corp. (1)	28,670
95,600	Edison International (1)	6,643
1,430,000	Enel SpA (Italy)(1)	16,656
220,000	Entergy Corp. (1)	25,940
163,000	Evergy, Inc. (1)	13,503
1,073,000	Iberdrola S.A. (Spain)(1)	25,124
327,000	NextEra Energy, Inc. (1)(2)	32,007
1,503,000	Pennon Group plc (United Kingdom)	11,238
549,000	PG&E Corp. (1)	9,124
489,235	PPL Corp. (1)	18,317
446,000	RWE AG (Germany)(1)	32,443
195,000	Severn Trent plc (United Kingdom)	8,674
Shares	Description	Value
85,000	Southwest Gas Holdings, Inc. (1)	$7,994
88,000	Spire, Inc. (1)	8,024
489,000	SSE plc (United Kingdom)	17,573
63,750	United Utilities Group plc (United Kingdom)	1,264
200,000	Veolia Environnement S.A. (France)(1)	8,436
123,300	WEC Energy Group, Inc. (1)	14,542
300,300	Xcel Energy, Inc. (1)	24,910
		419,981
	◼ Highways & Railtracks—2.1%
190,000	Ferrovial SE (Netherlands)	13,032
	◼ Integrated Telecommunication Services—3.4%
556,000	AT&T, Inc. (1)	14,528
740,000	Infrastrutture Wireless Italiane SpA (Italy)(1)	6,275
		20,803
	◼ Multi-Utilities—11.0%
515,000	E.ON SE (Germany)(1)	11,418
818,250	National Grid plc (United Kingdom)	14,611
264,000	NiSource, Inc. (1)	12,746
295,400	Sempra (1)	28,098
		66,873
	◼ Oil & Gas Storage, Transportation and Production—15.9%
65,300	Cheniere Energy, Inc. (1)	17,954
61,000	DT Midstream, Inc. (1)	9,027
278,600	Keyera Corp. (Canada)(1)	10,764
115,000	ONEOK, Inc. (1)	10,633
97,000	Sunococorp LLC	6,468
74,168	Targa Resources Corp.	19,290
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
Shares	Description	Value
303,147	Williams Cos., Inc. (The) (1)	$23,133
		97,269
	◼ Railroads—8.7%
161,500	Canadian Pacific Kansas City Ltd. (Canada)(1)	14,046
247,000	CSX Corp. (1)	11,221
104,000	Union Pacific Corp. (1)	28,026
		53,293
Total Common Stocks (Cost $505,978)		719,164

Units
Master Limited Partnerships—7.7%
	◼ Oil & Gas Storage, Transportation and Production—7.7%
843,185	Energy Transfer LP (1)	17,024
127,000	Enterprise Products Partners LP	4,915
331,575	MPLX LP (1)	18,658
292,000	Plains All American Pipeline LP (1)	6,722
Total Master Limited Partnerships (Cost $13,814)		47,319
Units	Description	Value
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—125.5% (Cost $519,792)		766,483
	◼ Written Options—(0.1)%
	(see Open Written Option Contracts on the next page)
	Total Written Options (Premiums received $369)	$(404)
TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—125.4% (Cost $519,423)		766,079
	Secured borrowings—(22.1)%	(135,000)
	Mandatory Redeemable Preferred Shares at liquidation value—(4.1)%	(25,000)
	Other assets less other liabilities—0.8%	4,659
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$610,738

(1)	All or a portion of the security is segregated as collateral for borrowings. The value of securities segregated as collateral is $343,870.
(2)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $22,708.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
($ reported in thousands)
Open Written Option Contracts as of April 30, 2026, were as follows:
Description of Option	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Exchange-Traded Call Options
NextEra Energy, Inc.	(1,150)	$(12,075)	$105.00	6/18/26	$(130)
NextEra Energy, Inc.	(1,170)	(12,870)	110.00	9/18/26	(274)
					$(404)
Footnote Legend:
(1) Strike price not reported in thousands.
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2026:

Level 1
Common stocks	$719,164
Master Limited Partnerships	47,319
Written options	(404)
Total investments	$766,079
There were no Level 2 or Level 3 priced securities held at April 30, 2026 and there were no transfers into or out of Level 3 related to securities held at April 30, 2026.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2026
(Unaudited)
SECTOR ALLOCATION*

Highways & Railtracks 1%
Construction & Engineering 1%
Integrated Telecommunication Services 3%
Airport Services 3%
Electric Utilities 1%
Railroads 7%
Data Center REITs 1%
Multi-Utilities 9%
Oil & Gas Storage, Transportation and Production 19%
Electric, Gas and Water 55%

COUNTRY WEIGHTINGS*
CURRENCY EXPOSURE*

* Percentages are based on total investments rather than net assets applicable to common stock.
Currency Abbreviations:
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	United Kingdom Pound Sterling
USD	United States Dollar
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2026
(Unaudited)
(Reported in thousands except shares and per share amounts)

Assets:
Investments at value (cost $519,792)	$766,483
Cash	8,892
Receivables:
Dividends	479
Tax reclaims	247
Prepaid expenses	25
Total assets	776,126
Liabilities:
Due to custodian	1
Written options at value (premiums received $369) (Note 5)	404
Secured borrowings (Note 8)	135,000
Payables:
Investment securities purchased	1,138
Dividend distributions on common stock	2,520
Investment advisory fees (Note 3)	623
Administrative fees (Note 3)	93
Interest on secured borrowings (Note 8)	529
Interest on floating rate mandatory redeemable preferred shares (Note 7)	119
Accrued expenses	152
Floating rate mandatory redeemable preferred shares (liquidation preference $25,000, net of deferred offering costs of $191) (Note 7)	24,809
Total liabilities	165,388
NET ASSETS APPLICABLE TO COMMON STOCK	$610,738
CAPITAL:
Common stock ($0.001 par value; 596,000,000 shares authorized and 35,997,099 shares issued and outstanding)	$36
Additional paid-in capital	357,962
Total distributable earnings (accumulated losses)	252,740
Net assets applicable to common stock	$610,738
NET ASSET VALUE PER SHARE OF COMMON STOCK	$16.97
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2026
(Unaudited)
($ reported in thousands)

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $322)	$11,250
Less return of capital distributions (Note 2)	(1,627)
European Union tax reclaims (Note 2)	27
Total investment income	9,650
EXPENSES:
Investment advisory fees (Note 3)	3,556
Administrative fees (Note 3)	298
Interest expense and fees on secured borrowings (Note 8)	3,082
Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	748
Professional fees	116
Reports to shareholders	114
Directors’ fees (Note 3)	30
Custodian fees	12
Transfer agent fees	7
European Union tax reclaim fees	3
Other expenses	57
Total expenses	8,023
Net investment income (loss)	1,627
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	6,200
Net realized gain (loss) on foreign currency transactions	31
Net change in unrealized appreciation / depreciation on investments and foreign currency translation	103,687
Net change in unrealized appreciation / depreciation on written options	(35)
Net realized and unrealized gain (loss)	109,883
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$111,510
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)

	For the six months ended April 30, 2026 (Unaudited)	For the year ended October 31, 2025
OPERATIONS:
Net investment income (loss)	$1,627	$3,184
Net realized gain (loss)	6,231	45,897
Net change in unrealized appreciation / depreciation	103,652	35,585
Net increase (decrease) in net assets applicable to common stock resulting from operations	111,510	84,666
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(1,627)*	(30,957)
In excess of net investment income	(13,620)*	—
Decrease in net assets from distributions to common stockholders (Note 6)	(15,247)	(30,957)
From Capital Share Transactions
Common shares repurchased (Note 9) (655,008 and 664,478 shares, respectively)	(9,060)	(7,943)
Increase (Decrease) in net assets from capital share transactions	(9,060)	(7,943)
Total increase (decrease) in net assets	87,203	45,766
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	523,535	477,769
End of period	$610,738	$523,535

*
Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. Also, refer to the inside front cover for information on the Managed Distribution Plan and see Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED April 30, 2026
(Unaudited)
($ reported in thousands)

Increase (Decrease) in cash
Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 111,510
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sale of long-term investments	140,930
Purchases of long-term investments	(121,237)
Increase (Decrease) in investment securities purchased payable	(618)
Net change in unrealized (appreciation)/depreciation on investments	(103,709)
Net change in unrealized (appreciation)/depreciation on written options	35
Net realized (gain)/loss on investments	(6,200)
Return of capital distributions on investments	1,627
Net proceeds from written options	369
Amortization of deferred offering costs on mandatory redeemable preferred shares	22
(Increase) Decrease in tax reclaims receivable	249
(Increase) Decrease in dividends receivable	314
(Increase) Decrease in prepaid expenses	(5)
Increase (Decrease) in interest payable on secured borrowings	(71)
Increase (Decrease) in interest payable on mandatory redeemable preferred shares	(10)
Increase (Decrease) in affiliated expenses payable	43
Increase (Decrease) in non-affiliated expenses payable	65
Cash provided by (used in) operating activities	23,314
Cash provided by (used in) financing activities:
Common shares repurchased	(9,060)
Cash distributions paid to shareholders	(15,293)
Due to custodian	1
Cash provided by (used in) financing activities:	(24,352)
Net increase (decrease) in cash	$(1,038)
Cash at beginning of period	9,930
Cash at end of period	$ 8,892

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF CASH FLOWS (Continued)
FOR THE SIX MONTHS ENDED April 30, 2026
(Unaudited)
Supplemental cash flow information:
Cash paid during the period for interest expense on secured borrowings	$3,153
Cash paid during the period for interest expense on floating rate mandatory redeemable preferred shares	$ 736
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the six months ended April 30, 2026 (Unaudited)	For the year ended October 31,
		2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 14.28	$12.80	$9.93	$12.20	$13.93	$12.11
Net investment income (loss)	0.04	0.09	(0.01)	(0.04)	0.12	0.12
Net realized and unrealized gain (loss)	3.04	2.21	3.76	(0.97)	(0.45)	3.10
Net increase (decrease) from investment operations applicable to common stock	3.08	2.30	3.75	(1.01)	(0.33)	3.22
Distributions on common stock:
Net investment income	(0.04)	(0.84)	(0.33)	(0.03)	(0.12)	—
In excess of net investment income	(0.38)	—	—	—	—	—
Return of capital	—	—	(0.58)	(1.23)	(1.28)	(1.40)
Total distributions	(0.42)	(0.84)	(0.91)	(1.26)	(1.40)	(1.40)
Anti-dilutive impact of share repurchase program (Note 9)	0.03	0.02	0.03	—	—	—
Net asset value, end of period	$ 16.97	$14.28	$12.80	$9.93	$12.20	$13.93
Market value, end of period	$ 14.93	$13.00	$11.46	$8.27	$13.26	$14.26
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.90%*	3.34%	4.08%	4.12%	2.51%	2.27%
Operating expenses, without leverage	1.51%*	1.56%	1.61%	1.66%	1.62%	1.62%
Net investment income (loss)	0.59%*	0.64%	(0.13)%	(0.35)%	0.85%	0.88%
SUPPLEMENTAL DATA:
Total return on market value(1)	18.36%	21.49%	51.60%	(30.11)%	3.04%	55.26%
Total return on net asset value(1)	22.08%	18.78%	39.57%	(9.21)%	(2.67)%	27.62%
Portfolio turnover rate	17%	33%	54%	32%	50%	45%
Net assets applicable to common stock, end of period (000’s omitted)	$610,738	$523,535	$477,769	$379,303	$464,928	$529,152
Secured borrowing outstanding, end of period (000’s omitted)	$135,000	$135,000	$125,000	$125,000	$155,000	$170,000
Asset coverage on secured borrowings(2)	$5,709	$5,063	$5,102	$4,314	$4,258	$4,348
Mandatory redeemable preferred shares, end of period (000’s omitted)(3)	$25,000	$25,000	$35,000	$35,000	$40,000	$40,000
Asset coverage on mandatory redeemable preferred shares(4)	$120	$107	$100	$84	$85	$88
Asset coverage ratio on total leverage (secured borrowings and mandatory redeemable preferred shares), end of period(5)	482%	427%	399%	337%	338%	352%

*	Annualized.
(1)
Total return on market value assumes a purchase of common stock at the closing market price of the last business day of the prior period and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning, ending and reinvestment values.

(2)
Represents value of net assets applicable to common stock plus the secured borrowings and mandatory redeemable preferred shares (“preferred shares”) outstanding at period end divided by the secured borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred shares.

(3)	The Fund’s preferred shares are not publicly traded.
(4)
Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end, calculated per $25 liquidation preference per share of preferred shares.

(5)
Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2026
(Unaudited)
Note 1. Organization
Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG” or the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following are the significant accounting policies of the Fund:
A.  Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the valuation date, the option will be fair valued, and classified as Level 2. The Fund’s Board of Directors has designated Duff & Phelps Investment Management Co. (the “Investment Adviser”) as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or unreliable are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.
B.  Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis.
The Fund’s investments include master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital components of its

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
distributions are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2026, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
C.  Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” ) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required.
As a result of court cases involving several countries across the European Union, the Fund has filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have been recognized, if any, are reflected as European Union tax reclaims in the Statement of Operations. Related receivables, if any, are reflected as European Union tax reclaims receivable in the Statement of Assets and Liabilities. Generally, unless Fund management believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in the Fund’s net asset value. EU tax reclaims and related interest entitlements recognized by the Fund, if any, may reduce the amount of foreign taxes, if any, that the Fund could elect to pass-through to its shareholders from a U.S. federal tax perspective.
The Fund may be subject to foreign taxes on income or gains on investments, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.  Dividends and Distributions: The Fund declares and pays dividends on a monthly basis. Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.07 per share.
E.  Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.  Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.
Options
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.
When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.
Changes in the value of the written options are included in “Net change in unrealized appreciation / depreciation on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.
G.  Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
H.  Segment Reporting: ASC 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess Fund performance. The Fund is structured as an investment company and represents a single operating segment. Subject to the oversight and, when applicable, approval of the Fund’s Board of Directors, management of the Investment Adviser acts as the Fund’s CODM. The CODM monitors the Fund’s operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its investment strategies based on its defined investment objective.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
Note 3. Agreements and Management Arrangements
($ reported in thousands)
A.  Investment Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Investment Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Investment Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
B.  Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC (the “Administrator”), an indirect, wholly owned subsidiary of Virtus. The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.
C.  Directors: The Fund pays each director not affiliated with the Investment Adviser an annual fee. Fees paid to directors for the six months ended April 30, 2026 were $30.
Note 4. Investment Transactions
($ reported in thousands)
Purchases and sales of investment securities for the six months ended April 30, 2026 were $121,237 and $140,930, respectively.
Note 5. Derivatives Transactions
($ reported in thousands)
The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to Note 2F above. During the six months ended April 30, 2026, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. All written options have a primary risk exposure of equity price associated with them.
For the six months ended April 30, 2026, the average quarterly premiums received for written options was $123.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
The following is a summary of the derivative activity reflected in the financial statements for the six months ended April 30, 2026:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$—	Net realized gain (loss) on written options	$—
Liabilities: Written options at value	(404)	Net change in unrealized appreciation / depreciation on written options	(35)
Net asset (liability) balance	$(404)	Total realized and unrealized gain (loss)	$(35)
Note 6. Distributions and Tax Information
($ reported in thousands)
At April 30, 2026, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$520,042	$247,064	$(623)	$246,441
Written options	(369)	53	(88)	(35)
Certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended October 31, 2025, no late year losses were deferred.
The Fund declares and pays distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.07 per common share distribution level. The character of distributions is determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.
Note 7. Floating Rate Mandatory Redeemable Preferred Shares
($ reported in thousands except per share amounts)
On May 29, 2025, the Fund issued 1,000,000 Floating Rate Mandatory Redeemable Preferred Shares, Series D (“Series D MRP Shares”) with a liquidation preference of $25.00 per share, par value of $0.001 per share, and a

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
maturity of May 29, 2030. The Series D MRP Shares have a floating rate based on the three-month SOFR plus 2.00% and will pay dividends on a quarterly basis.
Key terms of Series D MRP Shares at April 30, 2026 are as follows:
Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date
D	1,000,000	$25,000	3M Term SOFR + 2.00%	5.69%	5.78%	5/29/2030
SOFR - Secured Overnight Financing Rate
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $22 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations, and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date, which is the last day of each of March, June, September and December.
MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which may vary based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares.
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.
Note 8. Secured Borrowings
($ reported in thousands)
The Fund has a Master Margin Loan Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $150,000 (the “Commitment Amount”). Cash borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at Overnight Bank Funding Rate (“OBFR”) plus an additional percentage

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is borrowed at a given time. For the six months ended April 30, 2026, the Fund had average daily borrowings of $135,000 with a weighted average daily interest rate of 4.54%. For the same period, no commitment fees were incurred. On April 30, 2026, the Fund had outstanding borrowings of $135,000 at a rate of 4.49%.
Note 9. Share Repurchase Program
($ reported in thousands except per share amounts)
At its regular June 2024 meeting, the Board adopted a share repurchase program (the “Repurchase Program”), pursuant to which the Fund was authorized to purchase Fund shares in the open market at a discount to net asset value (“NAV”). On June 12, 2025, the Board approved renewing the Repurchase Program. Pursuant to the renewed Repurchase Program, commencing July 1, 2025, the Fund is authorized to repurchase, on a discretionary basis, up to. 5% of its outstanding common shares (based on common shares outstanding on June 30, 2025) through June 30, 2026. From the period of November 1, 2025 through April 30, 2026, the Fund repurchased 655,008 shares at an average price per share (including commissions) of $13.8314. As of April 30, 2026, there are 1,112,678 remaining shares that are authorized to be purchased under the renewed Repurchase Program.
Note 10. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 11. Recent Accounting Pronouncement
In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact of this ASU.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2026
(Unaudited)
On June 11, 2026, the Board of Directors of the Fund authorized the renewal of the open market share repurchase program.  Under the Fund’s current share repurchase program, the Fund is authorized to purchase, on a discretionary basis through June 30, 2026, up to 5% of its outstanding common shares in the open market at a discount to NAV.  Pursuant to the renewal share repurchase program, commencing July 1, 2026, the Fund may repurchase up to 5% of its outstanding common shares (based on common shares outstanding on June 30, 2026.  Under the program, the amount and timing of repurchases will be at the discretion of the Adviser and subject to market conditions and investment considerations.
On June 11, 2026, the Board of Directors approved an increase to the monthly distribution rate from $0.07 per share to $0.075 per share effective with the July distribution, to be paid in early August.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 10, 2025. A copy of the charter is available on the Fund’s website at www.dpimc.com/dpg and in print to any shareholder, upon request.
The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.
In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to requests made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:
Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (preferred stock and borrowings under a credit facility), and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Contracts Committee also considered the consistent quality of the services being provided by the Adviser.  In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data.  As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end equity funds categorized by Broadridge as utility funds for the 10-year period ended June 30, 2025 but above the median for the 1-, 3- and 5-year periods ended June 30, 2025.  The Adviser provided the Contracts Committee with performance information for the Fund for the 1-, 3- and 5-year periods ended June 30, 2025, measured against two benchmarks: the Lipper Peer Group Average (leveraged closed-end equity funds selected by Thomson

Reuters Lipper) and a composite of the Alerian U.S. Midstream Energy Index, the MSCI USA Utilities Index, MSCI World ex-USA Utilities Index, the MSCI World Core Infrastructure Selected GICS Index, and the FTSE All World Telecommunications Index, weighted to reflect the Fund’s investments in the relevant sectors covered by those indices (the “Composite Benchmark”). 1 The Contracts Committee noted that, for the  1-, 3- and 5-year periods ended June 30, 2025, the Fund’s NAV total return outperformed the Lipper Peer Group-NAV Median.  For the same period, the Contracts Committee also noted that the Fund’s market value total return outperformed the Lipper Peer Group-Market Median for the 1- and 5-year periods and underperformed the Lipper Peer Group-Market Median for the 3- year period.  The Contracts Committee noted that, for the period ended June 30, 2025, both the Fund’s NAV total return and the Fund’s market value total return outperformed the Composite Benchmark for the 1-year period and underperformed the Composite Benchmark for the 3- and 5-year periods. In evaluating the performance of the Fund, the Committee took account of the fact that in November 2019, the Fund had changed its investment policies to allow greater investment in infrastructure companies and to allow a higher proportion of its investments to be in the United States, and that this policy change had necessitated a repositioning of the Fund’s portfolio, with a goal of providing more stable investment performance with less volatility over the long term.  The Committee also considered that, as reported by the Adviser, the Fund’s market value total return performance for periods following the Fund’s June 15, 2023 announcement of the reduction in the Fund’s quarterly distribution rate from 35 cents per share to 21 cents per share were negatively impacted.
The Contracts Committee noted that the Fund’s managed distribution plan, adopted in 2015, provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a quarterly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 21 cent per share quarterly distribution level.
Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other utility funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (against Broadridge expense group funds with fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was higher than the median of its Broadridge expense group; (ii) the actual total expense rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total assets basis; and (iii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis.
In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses.  The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type and tenor of the leverage used by each fund, among other factors, and considered the Adviser’s report indicating that the tenor of the Fund’s leverage was the primary driver of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group.  Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses.

Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage.
The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.
Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee took into consideration that the Fund is modestly decreasing in size due to the share repurchase program that was initiated in June 2024. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.
Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedules for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for and oversee external reporting (including semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors and (6) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.
Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements, and enhanced reputation that may aid in obtaining new clients. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.
Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the

Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2027. On December 10, 2025, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2027.

1 For periods prior to November 1, 2020, the benchmark did not include the MSCI World Core Infrastructure Selected GICS Index.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 9, 2026. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:
	Shares Voted For	Shares Withheld
1. Election of Director*
Director elected by the holders of the Fund’s common and preferred stock to serve until the Annual Meeting in the year 2029 and until her successor is duly elected and qualified:
Mareilé B. Cusack	25,061,792	5,492,139
*Directors whose term of office continued beyond this meeting are as follows: George R. Aylward, Donald C. Burke, Mark G. Kahrer and Eileen A. Moran (Chair).

THIS PAGE INTENTIONALLY LEFT BLANK.

Board of Directors
EILEEN A. MORAN
Chair
GEORGE R. AYLWARD
DONALD C. BURKE
MAREILÉ B. CUSACK
MARK G. KAHRER
Officers
DAVID D. GRUMHAUS, JR.
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Executive Vice President and Assistant Secretary
ERIC J. ELVEKROG, CFA, CPA
Vice President and Chief Investment Officer
W. PATRICK BRADLEY, CPA
Vice President, Treasurer and Principal Financial and Accounting Officer
KATHLEEN L. HEGYI
Chief Compliance Officer
KATHRYN L. SANTORO
Vice President and Secretary
JENNIFER S. FROMM
Vice President and Assistant Secretary
NIKITA K. THAKER, CPA
Vice President and Assistant Treasurer
TIMOTHY P. RIORDAN
Vice President
Duff & Phelps Utility
and Infrastructure Fund Inc.
101 Munson Street
Greenfield, MA 01301
Common stock listed on the New York
Stock Exchange under the symbol DPG
Shareholder inquiries please contact:
Fund Services at (866) 270-7598 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
10 South Wacker Drive, 19th Floor
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP

(b) Not applicable.

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

(a) Response not required for semi-annual report.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item is included as part of the semi-annual report to shareholders filed under Item 1 of this Form N-CSRS.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Response not required for semi-annual report.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares) Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 2025	80,807 shares	$13.07	80,807 shares	1,686,879 shares

December 2025	82,435 shares	$12.82	82,435 shares	1,604,444 shares

January 2026	120,017 shares	$13.14	120,017 shares	1,484,427 shares

February 2026	130,283 shares	$14.20	130,283 shares	1,354,144 shares

March 2026	130,022 shares	$14.45	130,022 shares	1,224,122 shares

April 2026	111,444 shares	$14.72	111,444 shares	1,112,678 shares
Total	655,008 shares	$13.83	655,008 shares	1,112,678 shares

1 On June 12, 2025, the Fund’s Board of Directors approved the renewal of the open market share repurchase program. Commencing July 1, 2025, the Fund may repurchase through June 30, 2026, up to 5% of its common shares outstanding as of the close of business on that date (1,836,022 shares), subject to certain conditions.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated January 16, 2026) or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

 Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)

On December 10, 2025, the audit committee of the registrant’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP as independent public accounting firm for the registrant for the fiscal year ended October 31, 2026, thereby replacing Ernst & Young LLP effective upon the completion of their October 31, 2025 audit and issuance of their report thereon.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended April  30, 2026 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on June 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Duff & Phelps Utility and Infrastructure Fund Inc.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)

Date	July 1, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)

Date	July 1, 2026

By (Signature and Title)	/s/ W. Patrick Bradley
W. Patrick Bradley,
Vice President, Treasurer and Principal Financial and Accounting Officer
(Principal Financial Officer)

Date	July 1, 2026